UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2025

ORTHOFIX MEDICAL INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-19961	98-1340767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3451 Plano Parkway
Lewisville, Texas		75056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 937-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value per share	OFIX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 25, 2025, Orthofix Medical Inc. (the “Company”) issued a press release announcing, among other things, its financial results for the fourth quarter and year ended December 31, 2024. A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto.

The information furnished in this Item 2.02, including the exhibit furnished herewith as Exhibit 99.1, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or into another filing under the Exchange Act, unless that filing expressly incorporates by reference this Item 2.02 of this report.

Discussion of Non-GAAP Financial Measures

In addition to using standard measures of performance and liquidity that are recognized in accordance with accounting principles generally accepted in the United States of America ("GAAP"), the Company uses additional financial measures excluding certain GAAP items ("non-GAAP measures"), such as:

Constant Currency

Constant currency is a non-GAAP measure, which the Company calculates by using foreign currency rates from the comparable, prior-year period, to present net sales at comparable rates. Constant currency can be presented for numerous GAAP measures, but is most commonly used by management to analyze net sales without the impact of changes in foreign currency rates.

Free Cash Flow

Free cash flow is a non-GAAP financial measure, which is calculated by subtracting capital expenditures from cash flow provided by or used in operating activities. Free cash flow is an important indicator of how much cash is generated or used by the Company's business operations, including capital expenditures. Management uses free cash flow to measure progress on its capital efficiency and cash flow initiatives.

Adjusted Gross Profit and Adjusted Gross Margin

Adjusted gross profit represents GAAP gross profit with adjustments to exclude the impact of the certain items recorded to cost of goods sold. Such potential adjustments are listed within the section below under the header "Non-GAAP Adjustments." Adjusted gross margin represents adjusted gross profit as a percentage of GAAP net sales.

Adjusted Net Income (Loss)

Adjusted net income (loss) represents GAAP net loss with adjustments to exclude the impact of certain items recorded in such GAAP net loss. Potential adjustments are listed within the sections below under the header "Non-GAAP Adjustments."

Adjusted Operating Expenses

Adjusted operating expenses represents GAAP expenses, such as sales, general, and administrative expense, and research and development expense, with adjustments to exclude the impact of certain items recorded in such GAAP operating expenses. Potential adjustments are listed within the section below under the header "Non-GAAP Adjustments."

Adjusted Non-Operating Expenses

Adjusted non-operating expenses represents GAAP expenses, such as interest income (expense), net and other income (expense), net, with adjustments to exclude the impact of certain items recorded in such GAAP non-operating expenses. Potential adjustments are listed within the section below under the header "Non-GAAP Adjustments."

EBITDA

EBITDA is a non-GAAP financial measure, which the Company calculates by adding interest expense (income), net; income tax expense (benefit); and depreciation and amortization to net income (loss). EBITDA provides management with additional insight to the Company's results of operations. Adjusted EBITDA, which is the primary metric used by the Company's Chief Operating Decision Maker in managing the business, consists of EBITDA with adjustments to exclude certain items listed within the section below under the header "Non-GAAP Adjustments."

Non-GAAP Adjustments

The Company's non-GAAP financial measures provide management with additional insight to the Company's results of operations and reflect the exclusion of the following items:

•
Share-based compensation expense – Costs related to awards granted under the Company's share-based compensation plans, which include stock options, performance-based or market-based stock options, restricted stock units, performance-based or market-based restricted stock units, and stock issued under the Company's stock purchase plan; see the share-based compensation footnote in the Company's Form 10-K for the year ended December 31, 2024, for an allocation of these costs by consolidated statement of operations line item. Management excludes this item when evaluating the Company's operating performance as it represents a non-cash expense.
•
Foreign exchange impact – Gains and losses related to foreign currency transactions, which are recorded as other income (expense), net. Management excludes this item when evaluating the Company's operating results as it is primarily a non-cash expense or benefit and is non-operating in nature.
•
SeaSpine merger-related costs – Costs related to the Company's merger with SeaSpine Holdings Corporation ("SeaSpine"), which was consummated in January 2023, including costs relating to integration efforts, severance and retention costs, product rationalization charges, contract termination penalties, and professional fees related to the merger. Management excludes this item when evaluating the Company's operating results as these costs associated with this event are of a temporary nature, are not related to the Company's core operating performance, and are not expected to recur at a similar frequency and magnitude in the future.
•
Strategic investments – Costs related to the Company's strategic investments, such as due diligence and integration costs (unrelated to the merger with SeaSpine), which are primarily recorded as sales, general, and administrative expenses. These costs are not factored into the evaluation of the Company's performance by management because they are of a temporary nature, not related to the Company's core operating performance, and because the frequency and amount of such costs vary significantly based on the timing and magnitude of the Company's strategic investments.
•
Acquisition-related fair value adjustments – Comprised of (i) gains and losses related to remeasurement of contingent consideration to fair value, which are recorded as operating expenses, (ii) recognized costs related to acquired in-process research and development ("IPR&D") assets, which are expensed immediately, and (iii) amortization of acquired inventory fair market value adjustments. Management excludes this item when evaluating the Company's operating results as the remeasurement of contingent consideration is primarily non-cash in nature, the frequency and amount of IPR&D charges can vary significantly based on the timing and magnitude of the Company's acquisition transactions, and inventory fair market value adjustments are of a temporary and non-cash nature.
•
Amortization of acquired long-lived assets – Amortization of intangible assets acquired in business combinations or asset acquisitions, including items such as developed technologies, customer relationships, trade names, manufacturing agreements, and other intangible assets, and any impairment of acquired goodwill, which are recorded in cost of sales or operating expenses. This item also includes depreciation recognized on adjustments to the fair value of certain long-lived assets acquired in the merger with SeaSpine. Management excludes this item when evaluating the Company's operating performance as it represents a non-cash expense.
•
(Gain) Loss on investment securities – Interest income and net gains or losses recognized (realized or unrealized) within interest income (expense), net and other income (expense), net, respectively, relating to certain of the Company's investments. Management excludes these items when evaluating the Company's operating performance as it typically represents a non-cash gain or loss and is not related to the Company's core operating performance.
•
Litigation and investigation-related costs – Inclusive of (i) adverse or favorable legal judgments or negotiated legal settlements and certain related legal expenses and (ii) amounts incurred in relation to and as a result of the Board of Directors’ investigation conducted by independent outside legal counsel that resulted in the departure of three former executive officers and certain charges stemming from these actions. These charges are primarily recorded within sales, general, and administrative expenses. Management excludes these items when evaluating the Company's operating results as these costs and/or benefits can vary significantly based on the timing, frequency, and magnitude of litigation matters.
•
Medical device regulation – Incremental costs incurred (i) to establish initial compliance with the regulations set forth by the European Union Medical Device Regulation (“MDR”) related to the Company's currently-approved medical devices, which are recorded primarily as research and development expenses, and (ii) related to rationalization of certain product lines that the Company does not expect to continue to market subsequent to the effective date of these regulations, which are recorded primarily as costs of sales. Management excludes this item when evaluating the Company's operating results as these costs are temporary in nature and associated with events that are not expected to recur at a similar frequency and magnitude in the future.
•
Succession charges – Costs related to the transition of certain executive officers, including any cessation and onboarding amounts, consulting services, and other related expenses, which are primarily recorded as sales, general, and administrative expenses. Management excludes this item when evaluating the Company's operating results as these costs associated with events that are not expected to recur at a similar frequency and magnitude in the future.
•
Long-term income tax rate adjustment – Reflects management’s expectation of a long-term normalized effective tax rate of 28% for 2023 and 2024 results, which is based on current tax law and current expected adjusted income; actual reported tax expense will ultimately be based on GAAP earnings and may differ from the expected long-term normalized effective tax rate due to a variety of factors, including the resolutions of issues arising from tax audits with various tax authorities, the ability to realize deferred tax assets, and the tax impact of certain reconciling items that are excluded in determining Adjusted Net Income (Loss).

Usefulness and Limitations of Non-GAAP Financial Measures

Management uses non-GAAP measures to evaluate performance period-over-period, analyze the underlying trends in the Company's business, assess the Company's performance relative to its competitors, and establish operational goals and forecasts used in allocating resources. Management uses these non-GAAP measures as the basis for evaluating the ability of the Company's underlying operations to generate cash, prior to required investments in working capital, and to further its understanding of the performance of the Company's business units.

Material Limitations Associated with the Use of Non-GAAP Financial Measures

The non-GAAP financial measures described above may have limitations as analytical tools, and should not be considered in isolation or as a replacement for GAAP financial measures. Some of the limitations associated with the use of these non-GAAP financial measures are that they exclude items that reflect an economic cost and can have a material effect on cash flows. Similarly, certain non-cash expenses, such as share-based compensation, do not directly impact cash flows, but are part of total compensation costs accounted for under GAAP.

Compensation for Limitations Associated with Use of Non-GAAP Financial Measures

The Company compensates for the limitations of its non-GAAP financial measures by relying upon GAAP results to gain a complete picture of the Company's performance. GAAP results provide management with the ability to understand the Company's performance based on a defined set of criteria. The Company provides reconciliations of the non-GAAP financial measures to the most directly comparable GAAP measures and encourages investors to review these reconciliations.

Usefulness of Non-GAAP Financial Measures to Investors

The Company believes that providing non-GAAP financial measures that exclude certain items provides investors with greater transparency to the information used by management in its financial and operational decision-making. Management believes it is important to provide investors with the same non-GAAP financial measures it uses to supplement information regarding the performance and underlying trends of the Company's business operations in order to facilitate comparisons to the Company's historical operating results and internally evaluate the effectiveness of the Company's operating strategies. The Company believes that these non-GAAP financial measures also facilitates comparisons of the Company's underlying operating performance with other companies in the industry that also supplement their GAAP results with non-GAAP financial measures.

Item 7.01 Regulation FD Disclosure.

The Company expects to use the corporate investor relations presentation furnished as Exhibit 99.2 to this report, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts, and others during the fiscal year ending December 31, 2025.

The information furnished in this Item 7.01, including the exhibit furnished herewith as Exhibit 99.2, will not be treated as “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into any filing under the Securities Act, or into another filing under the Exchange Act, unless that filing expressly incorporates by reference this Item 7.01 of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated February 25, 2025
99.2	Corporate Investor Relations Presentation, dated February 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix Medical Inc.
By:	/s/ JULIE ANDREWS
Julie Andrews Chief Financial Officer

Date: February 25, 2025